UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2015

American Housing Income Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2015, the Board of Directors approved amended Bylaws for the Company pursuant to Section .02 of the original Bylaws for the Company.  The Board of Directors concluded that this amendment was necessary to be consistent with its recent incorporation post-conversion in Maryland.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Bylaws for American Housing Income Trust, Inc. dated May 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

Dated: May 20, 2015	By:	/s/ Eric Stoffers
Eric Stoffers
Chief Executive Officer and President